EXHIBIT 10.26


                             MASTER LEASE AGREEMENT

Dated and effective as of SEPTEMBER 2, 1997, ("Effective Date"), this MASTER LEASE AGREEMENT ("Agreement") is entered into by and between GENERAL CAPITAL CORPORATION, a New York corporation with offices at 55 Federal Road, Danbury, Connecticut 06810, (together with any successor or assignee, "Lessor") and the Lessee indicated below (together with any successor or permitted assignee, "Lessee"),

LESSEE:     LEGAL NAME:              INFINITE GRAPHICS INCORPORATED
            TRADE NAME (IF ANY)
            ADDRESS:                 4511 EAST LAKE STREET
                                     MINNEAPOLIS, MN 55406

            CONTACT AND TELEPHONE:   (612) 721-6283
            LEGAL ENTITY TYPE:       CORPORATION
            STATE OF ORGANIZATION:   MN
            DATE OF ESTABLISHMENT:   NOVEMBER 26, 1969

LEASE TERMS AND CONDITIONS:

         1. LEASING. Subject to the terms of this Agreement, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment (collectively, the "Equipment" and individually a "unit of Equipment") described in any equipment schedule (a "Schedule") signed by Lessee and approved by Lessor. Each Schedule will incorporate all the terms of this Agreement and will constitute a separate agreement for lease of the Equipment (each, a "Lease"). With respect to each Lease, capitalized terms not defined in this Agreement will have the meanings stated in the applicable Schedule. Unless it purchases the Equipment under Section 14 ("Options"), Lessee does not have any right or interest in the Equipment except as a lessee. This Agreement is effective from the Effective Date, and will continue until all Leases have terminated or expired.

         2. NET LEASE. EACH LEASE IS A NET LEASE. LESSEE IS UNCONDITIONALLY OBLIGATED TO PAY MONTHLY RENT AND OTHER AMOUNTS DUE UNDER SUCH LEASE REGARDLESS OF ANY DEFECT OR DAMAGE TO EQUIPMENT, OR LOSS OF POSSESSION, USE OR DESTRUCTION FROM ANY CAUSE WHATSOEVER, LESSEE'S OBLIGATIONS CONTINUE UNTIL SPECIFICALLY TERMINATED AS PROVIDED IN SUCH LEASE. LESSEE IS NOT ENTITLED TO ANY ABATEMENT, REDUCTION, RECOUPMENT, DEFENSE, OR SET-OFF AGAINST MONTHLY RENT OR OTHER AMOUNTS DUE TO LESSOR OR ITS ASSIGNEE, WHETHER ARISING OUT OF SUCH LEASE OR OUT OF LESSOR'S STRICT LIABILITY OR NEGLIGENCE, FROM ANY THIRD PARTY, OR OTHERWISE.

         3. PURCHASE OF EQUIPMENT. Lessor is not obligated to purchase or lease a unit of Equipment unless before the Last Funding Date: (i) Lessor receives from Lessee a fully signed and completed Agreement, Schedule, Purchase Order Assignment in the form of Annex A attached to the applicable Schedule and such other documents as Lessor may require; (ii) Lessee has irrevocably accepted the unit of Equipment for lease from Lessor by properly signing and delivering to Lessor a Lease Commencement Certificate in the form of Annex B attached to the applicable Schedule; (iii) Lessor has received from Supplier clear and unencumbered title to the Equipment; and (iv) there is no Default (Section 13). If Lessor has accepted a Purchase Order Assignment but the Lease does not commence, Lessor may reassign the Purchase Order and the Equipment to Lessee without recourse or warranty and Lessee will reimburse Lessor for all expenses incurred, plus interest at the Overdue Rate (Section 15). So long as no Default has occurred, Lessor appoints Lessee its agent to inspect and accept the Equipment from Supplier simultaneously with acceptance of the Equipment for lease. For each Schedule, Lessee irrevocably authorizes Lessor to adjust the Equipment Price and Total Price by no more than fifteen percent (15%) to account for equipment change orders or returns, invoicing errors and similar matters, and agrees to any resulting adjustments in the TRANSACTION TERMS stated in the applicable Schedule. Lessor will send Lessee a written notice stating the final Equipment Price, Total Price and TRANSACTION TERMS, if different from those stated in the applicable Schedule.

         4. TERM AND RENT. (a) The Initial Term begins on the acceptance by the Lessee of the Equipment (a "Lease Commencement Date"), and continues for the Initial Term stated in the applicable Schedule.

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The Monthly Rent accrues from the Lease Commencement Date. Monthly Rent is payable on the same day of each month as the Lease Commencement Date. If Monthly Rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of Ten cents ($0.10) per dollar on, and in addition to, such Monthly Rent, but not exceeding the lawful maximum, if any. Advance Rent, if any, is applied to the first Monthly Rent due and then to the final Monthly Rents or, at Lessor's option, to the payment of any overdue obligation of Lessee. Lessor is not required to: (i) refund any advance Rent or Monthly Rent; (ii) refund any Advance Rent or Monthly Rent; (iii) pay any interest on Advance Rent; or (iv) keep Advance Rent in a separate account.

                  (b) Lessee agrees that the Monthly Rent and Advance Rent have been calculated on the assumption that the effective corporate income tax rate (exclusive of any minimum tax rate) for Lessor will be 35%. If Lessor is not taxed at such tax rate during the initial Term because of Congressional enactment of any law, Lessor has the right to increase the Monthly Rent and Advance Rent and adjust the Casualty Value (Section 8) in such a manner as will both (i) take into account that such assumption is no longer correct and (ii) preserve Lessor's after tax economic yields and cash flows. A change in the Monthly Rent, Advance Rent, or Casualty Value is effective on the effective date of such law.

                  (c) At the end of the term of a Lease, or in the event of a Default, until Lessee has complied with Section 6(d) ("Use, Operation, Return of Equipment") or has purchased the Equipment pursuant to Section 14 ("Option"), Lessee shall pay Lessor Monthly Rent, as liquidated damages for lost rentals and not as a penalty, such payment to be computed on a daily basis (with one day's rent being 1/30th of the Monthly Rent) until the Equipment is returned or purchased. Lessee's obligations and all other provisions of this Lease continue until such time.

         5. TAXES. Lessee agrees to pay promptly as additional rent all license and registration fees and all taxes (excluding taxes on Lessor's net income) together with penalties and interest (collectively, "Taxes") assessed against Lessor, Lessee, the applicable Lease, the Equipment, the purchase (including purchase by Lessee), sale, ownership, delivery, leasing, possession, use, operation or return of the Equipment or its proceeds (such additional rent, together with Monthly Rent and Advance Rent is hereinafter collectively referred to as "Rent"). Where permitted by applicable law, except for Type A Leases, Lessee will report all Taxes. Lessee will reimburse Lessor on demand for any Taxes paid by Lessor.

         6. USE, OPERATION, RETURN OF EQUIPMENT. (a) Lessee agrees at its own expense to: (i) maintain the Equipment in condition suitable for certification by the manufacturer (if certification is available) and in any event in good operating condition; (ii) use the Equipment solely for business purposes, in the manner for which it was intended and in compliance with all applicable laws and manufacturer requirements or recommendations; (iii) pay all expenses, fines, and penalties related to the use, operation, condition or maintenance of the Equipment; and (iv) comply with all license and copyright requirements of any software ("Software") used in connection with the Equipment.

                  (b) Lessee agrees not to attach to the Equipment any accessory, equipment or device not leased from Lessor unless it is easily removable without damaging the Equipment. Lessee agrees to pay all costs for parts, alteration, and additions to the Equipment (including those required by law), all of which will become the property of Lessor. Lessee agrees not to install any Equipment or Software, if any, inside any other personal property. Lessor and Lessee intend that the Equipment is to remain personal property of Lessor.

                  (c) Provided that there is no Default (Section 13), Lessee is authorized on behalf of Lessor to enforce in its own name (and at its own expense) any warranty, indemnity or right to damages related to the Equipment which Lessor has against the Supplier.

                  (d) At the end of the term of a Lease, or in the event of a Default, Lessee agrees, at its own expense and risk, (i) to pay for any repairs required to place the Equipment in the same condition as when received by Lessee, reasonable wear and tear excepted; (ii) without unreasonable delay, to cause the Equipment to be disassembled, deinstalled, inspected, tested and crated in accordance with manufacturer recommendations, if any; and (iii) to deliver the Equipment, freight prepaid, to a carrier selected by Lessor for shipment to a location selected by lessor.

         7. DISCLAIMER. LESSEE AGREES THAT: (1) LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR SOFTWARE (IF ANY) OR THE REPRESENTATIVE OF EITHER; (2) LESSOR IS NOT REQUIRED TO ENFORCE ANY MANUFACTURER'S WARRANTIES ON BEHALF OF ITSELF OR OF LESSEE; (3) LESSOR IS NOT OBLIGATED TO INSPECT THE EQUIPMENT OR SOFTWARE; (4) LESSOR DOES NOT MAKE, AND HAS NOT MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP OR SOFTWARE; (5) LESSOR DOES NOT MAKE ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF, OR AS TO TITLE TO, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR SOFTWARE. LESSEE FURTHER AGREES

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THAT LESSOR SHALL NOT BE LIABLE FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED
DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR SOFTWARE OR BY ITS INADEQUACY OR BY ANY EQUIPMENT OR SOFTWARE DEFECT, WHETHER OR NOT LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LIABILITY, LOSS OR DAMAGE. LESSOR SHALL NOT HAVE ANY LIABILITY TO LESSEE OR ANY OTHER PERSON WITH RESPECT TO ANY OF THE FOLLOWING, REGARDLESS OF ANY NEGLIGENCE OF LESSOR: (1) THE USE, OPERATION OR PERFORMANCE OF THE EQUIPMENT OR SOFTWARE; (2) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR LOSS OF GOODWILL OR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER COMMERCIAL OR ECONOMIC LOSSES OF ANY KIND WHICH ARE ATTRIBUTABLE TO THE EQUIPMENT OR SOFTWARE; OR (3) THE DELIVERY, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE EQUIPMENT OR SOFTWARE.

         8. LOSS OR DAMAGE; CASUALTY VALUE. Lessee assumes the risk of any disappearance of or damage to any part of the Equipment from any cause whatsoever. Within ten (10) days of learning of any condemnation or other circumstance where the Equipment is, in Lessee's reasonable opinion, irreparably damaged or permanently unfit for use ("Casualty") Lessee will provide Lessor full details of the Casualty and will pay to Lessor an amount equal to (i) the sum of all future Monthly Rents payable for the Equipment under the applicable Lessee, with each such payment discounted to its net present value at a simple interest rate equal to six percent (6) per annum (or if not permitted by applicable law, the lowest permitted rate) from the due date of each such payment to the Monthly Rent payment date immediately preceding the data of the Casualty; plus an amount equal to the Casualty Value Percentage of the Total Price of the Equipment ("Casualty Value"); plus (ii) any other amounts due under the applicable Lease. Monthly Rent will continue to accrue without abatement until Lessor receives the Casualty Value and all other amounts (including Monthly Rent payments) then due under the applicable Lease, at which time the Lease will terminate. At Lessor's request, Lessee agrees to sell the Equipment on an "AS IS, WHERE IS" basis without representation or warranty, and to remit to Lessor any sales or insurance proceeds received (less any sums paid by Lessee as Casualty Value).

         9. INSURANCE. Lessee agrees, as its own expense, to keep the Equipment insured with companies acceptable to Lessor and to maintain primary coverage consisting of (i) actual cash value all risk insurance on the Equipment, naming Lessor as loss payee and (ii) single limit public liability and property damage insurance of not less than $300,000 per occurrence (or such other amounts as Lessor may require by notice to Lessee) naming Lessee as insured and Lessor as additional insured. The insurance will provide for not less than thirty (30) days notice to Lessor of material changes in or cancellation of the policy. Premiums for all such insurance will be prepaid. Lessee will deliver evidence of such insurance to Lessor upon request, and will promptly provide to Lessor all information pertinent to any occurrence which may become the basis of a claim. Lessee will not make claim adjustment with insurers except with Lessor's prior written consent.

         10. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants to Lessor that as of the date of each Lease and of each Lease Commencement Certificate:

         (a) Lessee has adequate power and capacity to enter into the Lease, any documents relate to the purchase of the Equipment leased under such Lease and any other documents required to be delivered in connection with this Lease (collectively, the "Documents"); the Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms; there are no proceedings presently pending or threatened against Lessee which will impair its ability to perform under the Lease; and all information supplied to Lessor is accurate and complete.

         (b) Lessee's entering into the Lease and leasing the Equipment does not and will not: (i) violate any judgment, order, or law applicable to the Lease, Lessee or Lessee's certificate of incorporation or by-laws (if Lessee is a corporation) or Lessee's partnership agreement (if Lessee is a partnership); or
(ii) result in the creation of any lien, security interest or other encumbrance upon the Equipment.

         (c) All financial data of Lessee or of any consolidated group of companies of which Lessee is a member ("Lessee Group"), delivered to Lessor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods and fairly present the financial position and results from operations of Lessee, or of the Lessee Group, as of the stated data and period(s). Since the date of the most recently delivered financial data, there has been no material adverse change in the financial or operating condition of Lessee or of the Lessee Group.

         (d) If Lessee is a corporation or partnership, it is and will be validly existing and in good standing under laws of the state of its incorporation or organization; the persons signing the Lease are acting with the full

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authority of its board of directors or partners (if Lessee is a partnership) and hold the offices indicated below their signatures, which are genuine.

         11. LESSEE'S AGREEMENTS.

         (a) Lessee agrees that it will keep the Equipment free and clear from all claims, liens and encumbrances and will not assign, sublet, or grant a security interest in the Equipment or in this Lease without Lessor's prior written consent. If and to the extent that the Lease is deemed a security agreement under the Uniform Commercial Code, and otherwise for precautionary purposes only, Lessee grants Lessor a first priority security interest in its interest in the Equipment and all Equipment leased pursuant to any Schedule. Such security interest shall secure Lessee's obligations with respect to all Schedules, Leases and agreements between Lessee and Lessor. Lessee will notify Lessor in writing, with full particulars within ten (10) days after it learns of the attachment of any lien to any Equipment and of the Equipment's location.

         (b) Lessee will not relocate any unit of equipment from the Equipment Location stated on a Schedule without the prior written approval of Lessor (which shall not be unreasonably withheld). Lessee agrees to notify Lessor immediately in writing of any change in Lessee's corporate or business name or in the location of its chief executive office.

         (c) If this is a Type A Lease, Lessee will not take or fail to take any action which Lessor determines will result in the disqualification of any Equipment for, or the recapture of, all or any portion of the accelerated cost recovery deductions permitted by the Internal Revenue Code of 1986, as amended. Lessee will indemnify Lessor for any loss in Lessor's after tax economic yields and cash flows caused by Lessee's acts or failures to act.

         (d) Lessor may inspect the Equipment during normal business hours. At Lessor's request, Lessee will attach identifying labels supplied by Lessor showing Lessor's ownership in a prominent position on each unit of Equipment.

         (e) LESSOR MAY ASSIGN EACH LEASE. LESSEE WAIVES AND AGREES NOT TO ASSERT AGAINST ANY ASSIGNEE ANY DEFENSE, SET OFF, RECOUPMENT, CLAIM OR COUNTERCLAIM WHICH LESSEE HAS OR MAY AT ANY TIME HAVE AGAINST LESSOR FOR ANY REASON WHATSOEVER.

         (f) Within one hundred twenty (120) days of the close of each fiscal year of Lessee, Lessee will deliver to Lessor Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request, Lessee will deliver to lessor duplicate copies of Lessee's most recent quarterly financial report.

         12. INDEMNIFICATION. Lessee agrees to indemnify, defend and keep harmless Lessor, its agents, successors and assigns, from and against any all losses, damages, penalties, claims and action, including legal expenses, arising out of or in connection with (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of a Lease, and the delivery, lease, possession, maintenance, use, condition, return or operation of Equipment or (ii) the condition of Equipment sold or disposed of after or as a result of use by Lessee or any permitted sublease of Lessee.

         13. DEFAULT. (a) Lessor may declare a Lease in default (a "Default") if, with respect to such LEASE: (i) Lessor has not received Monthly Rent or any other Rent (Section 5 and 15) within ten (10) days after its due date; or (ii) Lessee or any guarantor violates any other term of a Lease or any term of a guaranty and fails to correct such violation within ten (10) days after written notice from Lessor; or (iii) Lessee violates the terms of any license or agreement for Software; or (iv) Lessee or any guarantor becomes insolvent, is liquidated or dissolved, stops doing business or assigns its rights or property for the benefit of creditors; or (v) a petition is filed by or against Lessee or any guarantor under Title 11 of the United States Code or any successor or similar law or (vi) (for individuals) Lessee or any guarantor dies or a guardian is appointed for Lessee's or guarantor's person; or (vii) Lessee (or any affiliate) is in default of or fails to fulfill the terms of any other agreement between Lessee and Lessor or any affiliate of either.

         (b) At any time after a Default, Lessor may declare a default under any other Lease or agreement between Lessee (and any affiliate) and Lessor or its affiliate. Lessor may also enter, with or without legal process, any premises and take possession of the Equipment. Immediately after a Default, Lessee will pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the sum of (i) all Rents, including Monthly Rent, and other sums (e.g. late charges, indemnification, liens) then due under each Lease; plus
(ii) the Casualty Value of the Equipment, calculated as of the Monthly Rent payment date immediately preceding the Default; together with interest on such sum accruing to the date of payment at the Overdue Rate (Section 15). Lessee waives notice of intention to accelerate and notice of acceleration. After a Default, at the request of Lessor, Lessee will return the Equipment as required by Section 6. Lessor may, but is not required to, sell or lease the Equipment in bulk or in individual pieces. If the Lessor intends to sell the Equipment, it may do so in a public or private sale and is not required to give notice of such sale. The Equipment need not be displayed at the sale. Lessor may, without paying rent or providing insurance, use the Equipment Location to store the Equipment or conduct any sale. The proceeds of any sale or lease will be applied in the following order of priorities: (1) to pay all of Lessor's expenses in taking, removing, holding, repairing and disposing of Equipment; then (2) to pay any late charges and interest accrued at the Overdue Rate; then (3) to pay accrued but unpaid Monthly Rent together with any unpaid Casualty Value, Rent, interest and all other due but unpaid sums (including any indemnification and sums due under other Leases or agreement in default). Any remaining proceeds will reimburse Lessee for payments which it made to reduce the amounts owed to Lessor in the preceding sentence. Lessor will keep any excess. If the proceeds of any sale or lease are not enough to pay the amounts owed to Lessor under this Section, Lessee will pay the deficiency.

         (c) Lessor's remedies for Default may be exercised instead of or in addition to each other or any other legal or equitable remedies. Lessor has the right to set-off any sums received from any source (including insurance proceeds against Lessee's obligations under each Lease. Lessee waives its right to object to the notice of the time or place of sale or lease and to the manner and place of any advertising. Lessee waives any defense based on statutes of limitations or laches in actions for damages. Lessor's waiver of any Default is not a waiver of its rights with respect to a different or later Default.

         14. OPTION. (a) LEASE TYPE A ONLY: So long as no Default has occurred, Lessee has the option (i) to purchase all but not less than all of the Equipment under a Lease at the end of the initial Term on an AS-IS WHERE-IS basis without representation or warranty, for a cash purchase price equal to the Equipment's Fair Market Value (plus any applicable sales taxes) determined as of the end of the Initial Term; or (ii) to extend the Initial Term of a Lease at the then Fair Market Rental of the Equipment. Lessee must give irrevocable written notice at least sixty (60) days before the end of the Initial Term to Lessor that it will purchase the Equipment or extend the Initial Term. If the Lease is renewed, the Lessee's obligations (other than the amount of Monthly Rent to be paid) will remain unchanged. "Fair Market Value" or "Fair Market Rental" means the price or rental which a willing buyer or lessee (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's length transaction to a willing seller or lessor who is under no compulsion to sell or lease the Equipment. In determining "Fair Market Value" or "Fair Market Rental":
(i) the Equipment is assumed to have been maintained and returned as required by the Lease; (ii) in the case of any installed Equipment, the Equipment will be valued on an installed basis; and (iii) cost of removal from the Equipment's current location will not be included.

         (b) LEASE TYPE B, ONLY: So long as no Default has occurred, Lessee may purchase all but not less than all the Equipment under a Lease on an "AS IS, WHERE IS" basis, without representation or warranty, at the end of the Initial Term for a price equal to the Option Price (plus applicable sales tax) stated on a Schedule. Unless the Option Price is $1.00, Lessee must give Lessor irrevocable written notice at least thirty (30) days before the end of the Initial Term that it will purchase the Equipment.

         15. MISCELLANEOUS. (a) LEASE TYPE B ONLY: Lessee agrees that for income tax purposes only, Lessor is treating Lessee as owner of the Equipment and that Lessee has not received tax advice from Lessor or the Supplier. By signing this Lease, Lessee agrees to pay a lease charge and leased charge rate. The total lease charge is equal to (i) the Monthly Rent multiplied by the number of months in the Initial Term, plus (ii) the Option Price, minus (iii) the Total Price. The lease charge portion of the Monthly Rent payments may be determined by applying to the Total Price of the Equipment the rate which will amortize such Total Price (adjusting for any Advance Rent) down to the Option Price at a constant rate over the Initial Term by payment of the Monthly Rent. The lease charge rate is the constant rate referred to in the preceding sentence. If this transaction were re-characterized as a financing, no lease charge, late charge, or post maturity interest charge is intended to exceed the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law. If this transaction were re-characterized as a financing and one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the initial value of the Equipment or refunded.

         (b) Time is of the essence of each Lease. Lessor's failure at any time to require that Lessee strictly perform its obligations under any Lease will not prevent Lessor from later requiring such performance. Lessee agrees, upon Lessor's request to sign any document presented by Lessor from time to time to protect Lessor's rights in the Equipment. LESSEE AND LESSOR EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO A LEASE. Lessee also agrees to pay Lessor's attorneys' fees and out-of-pocket expenses in protecting or enforcing its rights under a Lease. Lessee will pay attorney's fees and costs of collection, up to the amount permitted by law. Lessor and Lessee agree that legal fees and costs up to twenty percent (20%) of the amount then due under this Lease are reasonable.

         (c) All required notices will be considered to have been given if sent by registered or certified mail or overnight courier service to the Lessor at the address stated above and to the Lessee at its address stated in the Lease, or at such other place as such addressee may have designated in writing.

         (d) Each Lease constitutes the entire agreement of the parties with respect to the lease of the Equipment and supersedes and incorporates all prior oral or written agreements or statements. So long as there is no

Default, Lessor shall not interfere with Lessee's quiet enjoyment of Equipment. If a provision of a Lease is declared invalid under law, the affected provision will be considered omitted or modified to conform to applicable law. All other provisions will remain in full force and effect.

         (e) If Lessee fails to comply with any provision of a Lease, Lessor has the right, but is not obligated, to have such provision brought into compliance. This right is in addition to the Lessor's right to declare a Default. All expenses incurred by Lessor in bringing about such compliance will be considered Rent which is due to Lessor within five (5) days after the date Lessor sends to lessee a written request for payment.

         (f) All overdue payments will bear interest at the Overdue Rate, which is the lower of twenty percent (20%) per annum or the maximum rate allowed by law. Interest will accrue daily until payment in full is received.

         (g) All of Lessor's rights (including indemnity rights) under a Lease survive the Lease's expiration or termination, and are enforceable by Lessor, its successors and assigns.

         THIS AGREEMENT AND ANY SCHEDULE AND ANNEXES THERETO CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT IS EFFECTIVE AS OF THE EFFECTIVE DATE UPON SIGNING BY BOTH LESSOR AND LESSEE. A LEASE MAY NOT BE CHANGED EXCEPT BY WRITTEN AGREEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTY AGAINST WHOM IT IS TO BE ENFORCED. LESSEE IRREVOCABLY AUTHORIZES LESSOR TO PREPARE AND SIGN ON BEHALF OF LESSEE ANY INSTRUMENT NECESSARY OR EXPEDIENT FOR FILING, RECORDING OR PERFECTING THE INTEREST OF LESSOR IN EACH LEASE, THE RELATED EQUIPMENT AND THE PROCEEDS OF BOTH.

LESSOR: GENERAL ELECTRIC CAPITAL          LESSEE: INFINITE GRAPHICS INCORPORATED
        CORPORATION

BY: /S/ Mark A. Malec                     BY /S/ Clifford F. Stritch
    -----------------------------------      -----------------------------------

    Credit Manager                        Chief Executive Officer
---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

Date of Execution: 11/11/98               Date of Execution: 10/29/97
                   --------------------                      -------------------

                                          Social Security Or Taxpayer ID No.
                                          41-0956693

         F. ADDITIONAL TERMS (IF ANY):


         AMENDMENTS TO AGREEMENT:

         A. ARTICLE 2A: THIS LEASE IS A "FINANCE" LEASE AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE AGREES THAT IT WILL KEEP THE EQUIPMENT FREE AND CLEAR FROM ALL CLAIMS, LIENS AND ENCUMBRANCES AND WILL NOT ASSIGN, SUBLET OR GRANT A SECURITY INTEREST IN THE EQUIPMENT OR IN ANY LEASE WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. To the extent permitted by applicable law, Lessee hereby waives all rights and remedies conferred upon a Lessee by Article 2A (Sections 508-522) of the Uniform Commercial Code, including but not limited to Lessee's rights to: (i) cancel or repudiate the Lease; (ii) reject, revoke acceptance or accept partial delivery of the Equipment or "cover"; (iii) recover damages from Lessor for any breach of warranty or for any other reason; and (iv) grant a security interest in any Equipment in Lessee's possession. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise limit or modify any of Lessor's rights or remedies hereunder. Any action by Lessee against Lessor for any default under any Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

         B. MISCELLANEOUS: (a) Notwithstanding anything to the contrary in the Agreement, if and to the extent that any Taxes are reported or paid by Lessor, Lessee will reimburse Lessor on demand for any such Taxes, or at Lessor's option, Lessee shall pay a portion of estimated Taxes along with each payment of Monthly Rent. If Lessee fails to provide any insurance required by the Agreement, Lessor may but is not obligated to insure its own interest in the Equipment and Lessee agrees to pay the direct or financed cost thereof (at the highest annual rate permitted by applicable law) and charge for costs in connection therewith promptly upon receipt of invoices.

         (b) If at Lessee's request, Lessor agrees in its sole discretion to permit the early termination of any Lease, Lessee agrees to pay Lessor a fee to compensate Lessor for the privilege of so doing in an amount not greater than permitted by applicable law.

         (c) By signing a Lease with a fixed Purchase Option, Lessee agrees to pay a lease charge rate. The lease charge portion of the Monthly Rent may be determined by applying to the Capitalized Lessor's Cost [the rate which will amortize such Equipment Total Cost or Software Total Cost (adjusting for any Advance Rent)] down to the amount of the Purchase Option (for Equipment) at a constant rate over the Initial Term by payment of the Monthly Rent. The lease charge rate is the constant rate referred to. The lease charge (interest) rate can also be calculated using the Principal as the present value, the purchase option amount as the future value, the rent as the payment and the term as stated herein. If this transaction were re-characterized as a financing, no lease charge, late charge, or post maturity interest charge is intended to exceed the maximum amount of interest (or time price differential) permitted to be charged or collected by applicable law. If this transaction were re-characterized as a financing and one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the initial value of the Equipment or refunded.

         (d) THIS AGREEMENT SHALL BE BINDING AND EFFECTIVE WHEN ACCEPTED BY LESSOR AS ITS OFFICES IN CONNECTICUT. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN CONNECTICUT AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONNECTICUT LAW. LESSEE AGREES THAT ALL LEGAL ACTIONS IN CONNECTION WITH THIS AGREEMENT MAY, AT LESSOR'S OPTION, TAKE PLACE IN CONNECTICUT.


LESSOR: GENERAL ELECTRIC CAPITAL          LESSEE: INFINITE GRAPHICS INCORPORATED
        CORPORATION

BY: /S/ Mark A. Malec                     BY /S/ Clifford F. Stritch
    -----------------------------------      -----------------------------------

    Credit Manager                        Chief Executive Officer
---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

Date of Approval: 11/11/98                Date of Execution: 10/29/97
                  ---------------------                      -------------------

                                          Social Security Or Taxpayer ID No.:
                                          41-0956693

                                   EXHIBIT "A"

                                EQUIPMENT LISTING
                         INFINITE GRAPHICS INCORPORATED
                              4611 EAST LAKE STREET
                              MINNEAPOLIS, MN 55406

Maskwrite 800 Direct Write Laser Imager 610mm x 813mm (24" x 32"), for Imaging on silver halide-coated glass and resist-coated chrome-on-glass plates. Includes laminar flowbox, precision staging, air gauge autofocus and metrology hardware/software.

Start-up services for MaskWrite 800/1550. Includes 12-month parts labor and software warranty of Imager and write heads (laser warranty specified separately), installation/checkout of Laser Imager and up to 4 hours of Imager operator training Buyer pac.

Laser for MaskWrite 800/1550 Imager, 20mw, 532nm pumped diode ND YAG for Imaging silver halide emulsions. Includes 12 month parts and labor warranty.

Laser for MaskWrite 800/1550 Imager, 120mw, HeCD laser for imaging on photoresist. Includes 6-month parts and labor warranty.

Dual Optics for use with two Lasers.

10mm WRITEHEAD for MaskWrite 800/1550. Resolution: 0.125 micrometer interchangeable with 4mm, 20mm and/or 40mm writeheads.

20mm WRITEHEAD for MaskWrite 800/1550. Resolution: 0.25 micrometer interchangeable with 4mm, 10mm and/or 40mm writeheads.

40mm WRITEHEAD for MaskWrite 800/1550. Resolution: 0.5 micrometer interchangeable with 4mm, 10mm and/or 40mm writeheads.

Air cooling unit for MaskWrite 1550.

Sun Ultra 1/143 Color UNIX Workstation consisting of: 64MN RAM expandable to 256MB, Internal 2.1 GB disk; 20" monitor, Internet 3-1/2" floppy disk drive, Internet CD ROM drive; 25' ethernet (thin) cable and adapter 10base T port; SCSI bus adapter key.

RAM.64MB add-on for new 954X (Sun Ultra I Sparc) Workstations

LESSEE:                                    LESSOR

Infinite Graphics Incorporated             General Electric Capital Corporation

By: /S/ Clifford F. Stritch                By: /S/ Mark A. Malec

Title: CEO                                 Title: Credit Manager

Date: 10/29/97                             Date: 11/11/98

SCHEDULE NO. 001
Master Lease Agreement Effective Date: September 2, 1997
         THIS SCHEDULE ("Schedule") incorporates all of the terms of the above Master Lease Agreement ("Agreement"). This Schedule and the Agreement as it relates to this Schedule constitutes a lease ("Lease") for the equipment described below ("Equipment") between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and the Lessee indicated below. All terms used and not defined in this Schedule have the definitions stated in the Agreement.

A.       LESSEE:     LEGAL NAME:              Infinite Graphics Incorporated
                     TRADE NAME (if any):
                     ADDRESS:                 4611 East Lake Street
                                              Minneapolis, MN 55406
                     LEGAL ENTITY - Type:     Corporation
                     State of Organization:   MN
                     Date of Establishment:   November 26, 1969

B.       SUPPLIER:                            Gerber Systems Corporation
                                              83 Gerber Road West
                                              South Windsor, CT  06074

C.       EQUIPMENT LOCATION:
                     Street Address:          4611 East Lake Street
                     County:                  Hennepin
                     City, State Zip:         Minneapolis, MN 55406

D.       DESCRIPTION OF EQUIPMENT:            MaskWrite 800 Direct Write Imager

 Equipment Type/Model/Serial/ID Numbers    Number of Units           Cost
---------------------------------------    ---------------           ----

Maskwrite 800 Direct Write Imager more
fully described on Exhibit "A" attached
hereto and made a part hereof.                                     $1,100,000.00

                                           Equipment Price:        $1,100,000.00
                                                                ----------------
                                           Sales Tax:
                                                                ----------------
                                           Freight:
                                                                ----------------
                                           Installation:
                                                                ----------------
                                           Other:
                                                                ----------------
                                           Other:
                                                                ----------------
                                           Equipment Total Cost:   $1,100,000.00
                                                                ----------------

E.       TRANSACTION TERMS:
Lease Type (check one); _X_ A (Tax Lease, _5_ year property; all Sections other than 14(b) and 15(a) apply).
                        ___ B (Lease Purchase all Sections other than 4(b),
                              11(c) and 14(a) apply).

_X_ Monthly ___ Quarterly ___ Annual Payments    Advance Rent:       $110,000.00

    Rent: 1         at            $110,000.00    Sales Tax:            $7,700.00
          59        at              20,168.69
                    at                           Total Advance Rent: $117,700.00
                    at
                    at                           Casualty Value Percentage: 25%
Lease Type B Option Price:   $
Last Funding Date: October 30, 1997

                               INDEX RATE ADDENDUM

         This Addendum to the Master Lease Agreement dated September 2, 1997 ("Master Lease Agreement") with respect to Schedule No. 001, is entered into by Infinite Graphics Incorporated ("Lessee") and General Electric Capital Corporation ("Lessor").

         The Lessee and Lessor agree that Schedule No. 001, to the Master Lease agreement dated September 2, 1997 is hereby amended to incorporate the following language:

         "The Lease Rate charged has been calculated, in part, using an interest rate based on the 5 year U.S. Treasury Constant Maturity of 6.07 ("Original Treasury Rate") as published in THE WALL STREET JOURNAL on July 28, 1997. The rate will be held to October 30, 1997 (Rate Expiration Date). If Lessee does not accept the Equipment on or before the Rate Expiration Date, the lease rate will be adjusted as follows:
         If the rate of the 5 year U.S. Treasury Constant Maturity on the Monday immediately preceding the Commencement Date of Schedule No. 001, is the greater or lesser than the Original Treasury Rate, Rental Payments under Schedule No. 001 will be increased or decreased, as appropriate, by adjusting the lease rate by approximately 0.00012 for each twenty-five (25) basis point change from the Original Treasury Rate."

Lessee's obligation to pay and perform its obligations under the Master Lease Agreement and Schedule No. 001, as amended herein, shall be absolute and unconditional and shall not be subject to any offset, defense, counterclaim, or recoupment for any reason whatsoever.

Except as amended herein, all other terms and conditions set forth in the Master Lease Agreement and Schedule No. 001, shall remain in full force and effect.

In Witness Whereof, Lessee and Lessor have executed this Addendum as of the date set forth below.

LESSEE:                                  LESSOR

Infinite Graphics Incorporated           General Electric Capital Corporation

By: /S/ Clifford F. Stritch              By: /S/ Mark A. Malec

Title: CEO                               Title: Credit Manager

Date: 10/29/97                           Date: 11/11/98

ANNEX A - PURCHASE ORDER ASSIGNMENT
Annex A to Schedule No. 001 Effective Date: September 2, 1997 ("Schedule") Master Lease Agreement Effective Date: September 2, 1997
(Schedule and Master Lease as it relates to the Schedule are referred to as the "Lease")

A.       ASSIGNOR:   LEGAL NAME:              Infinite Graphics Incorporated
                     TRADE NAME (if any):
                     ADDRESS:                 4611 East Lake Street
                                              Minneapolis, MN 55406

B.       SUPPLIER:   NAME:                    Gerber Systems Corporation
                     ADDRESS:                 83 Gerber Road West
                                              South Windsor, CT 06074
                     CONTACT and TELEPHONE:
C.       EQUIPMENT LOCATION:
                     Street Address:          4611 East Lake Street

                     County:                  Hennepin
                     City, State Zip:         Minneapolis, MN 55406

D.       DESCRIPTION OF EQUIPMENT:            MaskWrite 800 Direct Write Imager

 Equipment Type/Model/Serial/ID Numbers    Number of Units           Cost
---------------------------------------    ---------------           ----

Maskwrite 800 Direct Write Imager more
fully described on Exhibit "A" attached
hereto and made a part hereof.                                     $1,100,000.00

                                           Equipment Price:        $1,100,000.00
                                                                ----------------
REVISED 11/4/97                            Sales Tax:
                                                                ----------------
THIS PURCHASE ORDER ASSIGNMENT IS ISSUED   Freight:
                                                                ----------------
CONTINGENT UPON 10% ADVANCE RENT OF        Installation:
                                                                ----------------
$110,000.00. 5% DUE UPON EXECUTION OF      Other:
                                                                ----------------
LEASE DOCUMENTS AND 5% DUE UPON DELIVERY   Other:
                                                                ----------------
OF EQUIPMENT.                              Equipment Total Cost:   $1,100,000.00
                                                                ----------------

Lease Term: 060
Effective Date of Assignment:                  , 19
                              -----------------    --
PURCHASE AGREEMENT (Date signed by ASSIGNOR and SUPPLIER):               , 19
                                                           --------------    --

Assignor assigns to General Electric Capital Corporation or its subsidiaries ("Assignee") and Assignee accepts assignment of all rights in the above Purchase Agreement as it relates to the equipment described in the Lease ("Equipment"). The rights assigned include: (i) the right to be the purchaser and owner of the Equipment; (ii) the right to receive all amounts due to Assignor under the Purchase Agreement; and (iii) the right to take any action with respect to and to enforce the Purchase Agreement and all warranty or other claims with respect to the Equipment. Assignor agrees to remain liable to the Supplier under the Purchase Agreement as if this Assignment had not occurred. This Assignment is effective as of the effective date of the Schedule.

Assignor represents that: (i) the Purchase Agreement is enforceable by Assignee, is in effect, and has not been ended, changed, or broken by Assignor or Supplier; (ii) no other person or entity has the right to purchase the Equipment under the Purchase Agreement; and (iii) Assignee is not required to enforce payment of money due to Assignor under the Purchase Agreement. Assignor further agrees that Assignee is not taking over Assignor's obligations under the Purchase Agreement (except the obligation to pay for the Equipment once it is accepted by Assignor under the Lease). Assignor also agrees that if a Default is declared (Section 13 of the Lease), prior to Assignor's acceptance of the Equipment, Assignee automatically withdraws its acceptance of this Purchase Order Assignment, and Assignor will remain liable to Supplier to honor the purchaser's obligations under the Purchase Agreement.

THIS PURCHASE ORDER ASSIGNMENT WHEN SIGNED BY BOTH ASSIGNOR AND ASSIGNEE IS EFFECTIVE AS OF THE EFFECTIVE DATE OF ASSIGNMENT.

ASSIGNEE: General Electric Capital      ASSIGNOR: Infinite Graphics Incorporated
           Corporation

By:                                     By: /S/ Clifford F. Stritch
   --------------------------------         ------------------------------------

                                        Clifford F. Stritch
-----------------------------------     ----------------------------------------
(Print or Type Name)                    (Print or Type Name)

                                        October 16, 1998
-----------------------------------     ----------------------------------------
(Print or Type Name)                    (Print or Type Name)

                               SUPPLIER'S CONSENT

The below named Supplier consents to the Purchase Order Assignment and agrees to be bound by its terms. Supplier further agrees to give Assignee a bill of sale or invoice transferring clear title of the Equipment to Assignee when the Equipment has been delivered to and accepted by Assignor on behalf of Assignee. Assignee shall have three (3) days to pay for the Equipment after its acceptance, but Supplier agrees not to retain any security interest in the Equipment following acceptance by Assignor.

               SUPPLIER: Heidelberg Instruments Mikrotechnik Gmbh

               By:
                  ----------------------------------------------

               Print Name:
                          --------------------------------------

               Title:
                     -------------------------------------------

               Date:
                    --------------------------------------------

               Estimated Delivery Date:
                                       -------------------------

BUYER'S VERIFICATION REPORT AND CERTIFICATE OF ACCEPTANCE

Schedule 001 to Master Lease Agreement dated September 2, 1997

Customer/Lessee:            Infinite Graphics Incorporated

Address:                    4611 East Lake Street
                            Minneapolis, MN 55406

Equipment Location:         4611 East Lake Street
                            Minneapolis, MN 55406

Equipment Description:      MaskWrite 800 Direct Write Imager

The Customer/Lessee Certifies that:

(a) All the Equipment has been delivered to and inspected by Lessee on the Lease Commencement date specified below pursuant to the above Lease Agreement (the "Lease");

(b) All the Equipment referenced above has been installed at the Lessee's facility and has passed functional tests performed by a Gerber representative;

(c) Lessee irrevocably accepts the Equipment for lease under the Lease as of the Lease Commencement Date; and

(d) No event which would allow the Lessor to declare a Default (Section 15 of the Lease Agreement) has occurred, and all of the representations and warranties made in the Lease are true as of the Lease Commencement Date.

Lessee:

Infinite Graphics Incorporated

By:  /S/ Clifford F. Stritch, Jr.

     Clifford F. Stritch, Jr.
     ---------------------------------------
     (Signature Name)

     X  CEO
     ---------------------------------------
     (Signature Name)

Date of Acceptance/
Lease Commencement Date: X 10-23-98
                         -------------------

SCHEDULE NO. 002
Master Lease Agreement Effective Date: September 2, 1997
         THIS SCHEDULE ("Schedule") incorporates all of the terms of the above Master Lease Agreement ("Agreement"). This Schedule and the Agreement as it relates to this Schedule constitutes a lease ("Lease") for the equipment described below ("Equipment") between General Electric Capital Corporation ("Lessor") and the Lessee indicated below. All terms used and not defined in this Schedule have the definitions stated in the Agreement.

A.       LESSEE:     LEGAL NAME:             Infinite Graphics Incorporated
                     TRADE NAME (if any):
                     ADDRESS:                4611 East Lake Street
                                             Minneapolis, MN 55406
                     LEGAL ENTITY - Type:    Corporation
                     State of Organization:
                     Date of Establishment:

B.       SUPPLIER:                           Heidelberg Instruments Mikrotachnik
                                              Gmbh
                                             Tullastrase2
                                             Heidelberg, GE 69216

C.       EQUIPMENT LOCATION:
                     Street Address:         549 Route B
                     County:
                     City, State Zip:        Hallsville, MO 65255

D.       DESCRIPTION OF EQUIPMENT:

 Equipment Type/Model/Serial/ID Numbers    Number of Units           Cost
---------------------------------------    ---------------           ----
DWL 400 System                                                       $430,000.00

                                           Equipment Price:          $430,000.00
                                                                ----------------
                                           Sales Tax:
                                                                ----------------
                                           Freight:
                                                                ----------------
                                           Installation:
                                                                ----------------
                                           Other:
                                                                ----------------
                                           Other:
                                                                ----------------
                                           Equipment Total Cost:     $430,000.00
                                                                ----------------

E.       TRANSACTION TERMS:
Lease Type (check one); ___ A (Tax Lease, ___ year property; all Sections other than 14(b) and 15(a) apply).
                        _X_ B (Lease Purchase all Sections other than 4(b),
                              11(c) and 14(a) apply).

Monthly Rent:                        $9,148.93       Advance Rent:       0.00
Sales Tax:                             $569.52       Sales Tax:
Total Monthly Rent:                  $9,718.44       Total Advance Rent: 0.00

Initial Term (# of Months): 060
Casualty Value Percentage: %
Last Funding Date: December 31, 1998
Lease Type B Option Price: 1.00

ANNEX A - PURCHASE ORDER ASSIGNMENT
Annex A to Schedule No. 002 Effective Date: October 4, 1998 ("Schedule")
Master Lease Agreement Effective Date: September 2, 1997
(Schedule and Master Lease as it relates to the Schedule are referred to as the "Lease")

A.       ASSIGNOR:   LEGAL NAME:             Infinite Graphics Incorporated
                     TRADE NAME (if any):
                     ADDRESS:                4611 East Lake Street
                                             Minneapolis, MN 55406

B.       SUPPLIER:   NAME:                   Heidelberg Instruments Mikrotachnik
                                              Gmbh
                     ADDRESS:                Tullastrase2
                                             Heidelberg, GE 69216
                     CONTACT and TELEPHONE:
C.       EQUIPMENT LOCATION:
                     Street Address:         549 Route B

                     County:
                     City, State Zip:        Hallsville, MO 65255

D.       DESCRIPTION OF EQUIPMENT:

 Equipment Type/Model/Serial/ID Numbers    Number of Units           Cost
---------------------------------------    ---------------           ----
DWL 400 System                             1                         $430,000.00

                                           Equipment Price:          $430,000.00
                                                                ----------------
                                           Sales Tax:
                                                                ----------------
                                           Freight:
                                                                ----------------
                                           Installation:
                                                                ----------------
                                           Other:
                                                                ----------------
                                           Other:
                                                                ----------------
                                           Equipment Total Cost:     $430,000.00
                                                                ----------------

Lease Term: 060
Effective Date of Assignment:          11/2    , 1998
                              -----------------
PURCHASE AGREEMENT (Date signed by ASSIGNOR and SUPPLIER):               , 19
                                                           --------------    --

Assignor assigns to General Electric Capital Corporation or its subsidiaries ("Assignee") and Assignee accepts assignment of all rights in the above Purchase Agreement as it relates to the equipment described in the Lease ("Equipment"). The rights assigned include: (i) the right to be the purchaser and owner of the Equipment; (ii) the right to receive all amounts due to Assignor under the Purchase Agreement; and (iii) the right to take any action with respect to and to enforce the Purchase Agreement and all warranty or other claims with respect to the Equipment. Assignor agrees to remain liable to the Supplier under the Purchase Agreement as if this Assignment had not occurred. This Assignment is effective as of the effective date of the Schedule.

Assignor represents that: (i) the Purchase Agreement is enforceable by Assignee, is in effect, and has not been ended, changed, or broken by Assignor or Supplier; (ii) no other person or entity has the right to purchase the Equipment under the Purchase Agreement; and (iii) Assignee is not required to enforce payment of money due to Assignor under the Purchase Agreement. Assignor further agrees that Assignee is not taking over Assignor's obligations under the Purchase Agreement (except the obligation to pay for the Equipment once it is accepted by Assignor under the Lease). Assignor also agrees that if a Default is declared (Section 13 of the Lease), prior to Assignor's acceptance of the Equipment, Assignee automatically withdraws its acceptance of this Purchase Order Assignment, and Assignor will remain liable to Supplier to honor the purchaser's obligations under the Purchase Agreement.

THIS PURCHASE ORDER ASSIGNMENT WHEN SIGNED BY BOTH ASSIGNOR AND ASSIGNEE IS EFFECTIVE AS OF THE EFFECTIVE DATE OF ASSIGNMENT.

ASSIGNEE: General Electric Capital      ASSIGNOR: Infinite Graphics Incorporated
          Corporation

By: /S/ Michael Gusto                   By: /S/ Clifford F. Stritch

Michael Gusto                           CEO
-------------------------------------   ----------------------------------------
(Print or Type Name)                    (Print or Type Name)

Senior Credit Manager                   October 16, 1998
-------------------------------------   ----------------------------------------
(Print or Type Name)                    (Print or Type Name)

                               SUPPLIER'S CONSENT

The below named Supplier consents to the Purchase Order Assignment and agrees to be bound by its terms. Supplier further agrees to give Assignee a bill of sale or invoice transferring clear title of the Equipment to Assignee when the Equipment has been delivered to and accepted by Assignor on behalf of Assignee. Assignee shall have three (3) days to pay for the Equipment after its acceptance, but Supplier agrees not to retain any security interest in the Equipment following acceptance by Assignor.

               SUPPLIER: Heidelberg Instruments Mikrotechnik Gmbh

               By:
                  ----------------------------------------------

               Print Name:
                          --------------------------------------

               Title:
                     -------------------------------------------

               Date:
                    --------------------------------------------

               Estimated Delivery Date:
                                       -------------------------

                               INDEX RATE ADDENDUM

         This Addendum to the Master Lease Agreement dated September 2, 1997 ("Master Lease Agreement") with respect to Schedule No. 7019851-002, is entered into by Infinite Graphics Incorporated ("Debtor") and General Electric Capital Corporation ("Secured Party").

         The Debtor and Secured Party agree that Schedule No. 7019851-002, of Master Lease Agreement dated September 2, 1997 is hereby amended to incorporate the following language:

         "The Lease Rate charged has been calculated, in part, using an interest rate based on the 5 year U.S. Treasury Constant Maturity of 4.09% ("Original Treasury Rate") as published in THE WALL STREET JOURNAL on October 5, 1998. The rate will be held to November 5, 1998 (Rate Expiration Date). If Debtor does not accept the Equipment on or before the Rate Expiration Date, the lease rate will be adjusted as follows:
         If the rate of the 5 year U.S. Treasury Constant Maturity on the Monday immediately preceding the Commencement Date of Schedule No. 7019851-002, is the greater or lesser than the Original Treasury Rate, Rental Payments under Schedule No. 7019851-002 will be increased or decreased, as appropriate, by adjusting the lease rate by approximately 0.00012 for each twenty-five (25) basis point change from the Original Treasury Rate."


In Witness Whereof, Debtor and Secured Party have executed this Addendum as of the date set forth below.

DEBTOR:                                   SECURED PARTY:

Infinite Graphics Incorporated            General Electric Capital Corporation

By: /S/ Clifford F. Stritch               By: /S/ Signature not decipherable

Title: CEO                                Title: Sr. Credit Analyst

Date: October 16, 1998                    Date: 12/2/98

BUYER'S VERIFICATION REPORT AND CERTIFICATE OF ACCEPTANCE

Schedule 002 to Master Lease Agreement dated September 2, 1997

Customer/Lessee:                     Infinite Graphics Incorporated

Address:                             4611 East Lake Street
                                     Minneapolis, MN 55406

Equipment Location:                  549 Route B
                                     Hallsville, MO 65255

Equipment Description:               DWL 400 System

The Customer/Lessee Certifies that:

(a) All the Equipment has been delivered to and inspected by Lessee on the Lease Commencement Date specified below pursuant to the above Lease Agreement (the "Lease");

(b) All the Equipment referenced above has been installed at the Lessee's facility and has passed functional tests performed by a Gerber representative;

(c) Lessee irrevocably accepts the Equipment for lease under the Lease as of the Lease Commencement Date; and

(d) No event which would allow the Lessor to declare a Default (Section 15 of the Lease Agreement) has occurred, and all of the representations and warranties made in the Lease are true as of the Lease Commencement Date.

Lessee:

Infinite Graphics Incorporated

By:   X /S/ Clifford F. Stritch, Jr.
      ---------------------------------------

      X Clifford F. Stritch, Jr.
      ---------------------------------------
      (Signature Name)

      X CEO
      ---------------------------------------
      (Signature Name)

Date of Acceptance/
Lease Commencement Date: X  12-1-98
                         --------------------